AMENDMENT NO. 1 TO THE
AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of July 21, 2010

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) among Chemtura Corporation, a Delaware corporation (the “Borrower”), the guarantors party thereto (the “Guarantors”), the banks, financial institutions and other institutional lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) and Citibank, N.A., as administrative agent (the “Administrative Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)           The Borrower, the Guarantors, the Lenders and the Administrative Agent have entered into the Amended and Restated Senior Secured Superpriority Debtor-in-Possession Credit Agreement dated as of February 3, 2010 (as heretofore amended or otherwise modified, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)           The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement.  The Lenders party hereto are, on the terms and conditions stated below, willing to grant the request of the Borrower.

SECTION 1.     Amendments to the Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the applicable conditions precedent set forth in Section 2 of this Amendment, hereby amended as follows:

(a)  Section 1.01 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical position:

“Canadian Debtor” means Chemtura Canada Co./Cie, a company organized under the laws of Ontario, Canada.

“CFH” means Crompton Financial Holdings.

“Conyers Fire Settlement” means the settlement of certain claims against Bio-Lab, Inc. (“BioLab”) and GLCC relating to a fire that occurred at BioLab’s Plant 14 finished goods warehouse in Conyers, Georgia on May 25 and May 26, 2004, pursuant to which settlement such claims against the Borrower and its Subsidiaries will be dismissed and released in consideration of BioLab and GLCC establishing, in an escrow account with Citibank or another escrow agent mutually agreed upon by the parties, a $7,000,000 settlement fund for the payment of such claims in accordance with a settlement agreement that is approved by the Bankruptcy Court.

“GLCC” has the meaning specified in the definition of “PMC Settlement”.

Chemtura DIP Amendment No. 1

“PMC Settlement” means the settlement of certain claims relating to the asset purchase agreement (the “PMC APA”) entered into by the Borrower and PMC Biogenix, Inc. (“PMC”) prior to the Petition Date, pursuant to which the Borrower sold its oleochemicals business and certain related assets to PMC, pursuant to which settlement (i) the value of a subordinated unsecured promissory note in the original principal amount of $10,000,000 owed by PMC to the Borrower shall be fixed (the “PMC Note Value”); (ii) the amount of PMC’s claim for amounts due and owing by Great Lakes Chemical Corporation (“GLCC”) to PMC in connection with certain products sold and delivered on various dates prior to the Petition Date by PMC to GLCC (the “GLCC Trade Receivables”) shall be fixed at $7,782; (iii) the amount of PMC’s claim for amounts due and owing by the Borrower to PMC in connection with certain products sold and delivered on various dates prior to the Petition Date by PMC to the Borrower (the “Chemtura Trade Receivables”) shall be fixed; (iv) the amount of the Borrower’s claims for amounts due and owing by PMC to the Borrower in connection with the parties’ ongoing business relationship (the “Chemtura Trade Payables”) shall be fixed; (v) PMC’s claims against the Borrower specified in the proof of claim (No. 392) filed in the Cases on account of alleged breaches of representations and warranties under the PMC APA, for rejection of the PMC APA and for prepetition and postpetition interest allegedly arising from the PMC APA shall be deemed an allowed unsecured claim in the amount of $5,500,000 (the “Initial PMC Allowed Chemtura Claim”); (vi) the PMC APA shall be deemed rejected under and pursuant to section 365(a) of the Bankruptcy Code; (vii) the amount of the Initial PMC Allowed Chemtura Claim shall be set off against the PMC Note Value, resulting in a net obligation of PMC to the Borrower of $3,209,810 for which PMC shall issue a new subordinated unsecured promissory note in like principal amount; (viii) the amount of the GLCC Trade Receivables shall be allowed as a general unsecured claim against GLCC; (ix) the amount of the Chemtura Trade Receivables shall be set off against the amount of the Chemtura Trade Payables, resulting in net obligation of the Borrower to PMC of $70,777.26, to be allowed against the Borrower as an administrative expense priority claim; (x) the subordinated secured promissory note in the original principal amount of $5,000,000 owed by PMC to the Borrower as of the Petition Date shall remain in full force and effect; and (xi) PMC and the Borrower shall execute a mutual release.

“Sonneborn Sale” means the sale of all or substantially all of the assets of the businesses of the Borrower and its Subsidiaries known as the “global natural sodium sulfonates business” and the “oxidized petroleum jelly business” (collectively, the “Sulfonates Business”), to Sonneborn Holding, LLC or one or more of its subsidiaries or affiliates (“Sonneborn”) on substantially the terms set forth in the Asset Purchase Agreement dated as of June 29, 2010 by and between Sonneborn, the Borrower and Chemtura Netherlands B.V. as attached to the motion (as may be amended, supplemented, and modified from time to time) filed in the Bankruptcy Court on June 30, 2010, for consideration of (i) approximately $5 million in cash, subject to adjustment in accordance with the terms of the purchase agreement relating to the Sonneborn Sale, (ii) assumption by Sonneborn of substantially all obligations arising from or related to the Sulfonates Business (except that Sonneborn shall not in any event assume or be liable for indebtedness for borrowed money, actual or threatened claims by third parties (other than warranty claims), or environmental liabilities (other than environmental liabilities relating to the remediation of or violations of environmental law at certain facilities specified in the purchase agreement relating to the Sonneborn Sale)), and (iii) a mutual release by Sonneborn and the Borrower on the terms set forth in the purchase agreement relating to the Sonneborn Sale.

Chemtura DIP Amendment No. 1

(b)  Section 1.01 of the Credit Agreement is hereby further amended by deleting the reference to “or (xviii)” in the definition of “Net Cash Proceeds” and substituting therefor “, (xviii), (xix) or (xx)”.

(c)  Section 2.06(b)(i) is hereby amended by deleting “and” immediately prior to clause (D) therein and adding immediately prior to the “.” at the end of such clause (D) the following:

“ and (E) in the case of Extraordinary Receipts Proceeds on account of the claims subject to the Conyers Fire Settlement, no such Extraordinary Receipts Proceeds shall be required to be applied to any prepayment hereunder to the extent that such Extraordinary Receipts Proceeds shall be used to pay or reimburse the Loan Parties and their Subsidiaries for funding the settlement fund described in the definition of “Conyers Fire Settlement” and/or for legal fees and expenses incurred in connection therewith”.

(d)  Section 5.01(m) of the Credit Agreement is hereby amended to add immediately prior to the “.” at the end thereof the following proviso:

“; and provided further, that notwithstanding anything in the Loan Documents to the contrary, Canadian Debtor shall not be required to become a Guarantor or provide or maintain a Lien on any of its assets as security for any of the Obligations”.

(e)  Section 5.02(g) of the Credit Agreement is hereby amended by deleting the “and” immediately preceding clause (xvi) thereof, and adding immediately prior to the “.” at the end of such Section the following new clause (xvii):

“; and (xvii) Investments by any Loan Party to Canadian Debtor consisting of intercompany advances not to exceed $30,000,000 in the aggregate at any time outstanding, provided that a portion of such advances shall be applied to repay in full the intercompany obligations owed by Canadian Debtor to CFH”.

(f)   Section 5.02(h) of the Credit Agreement is hereby amended by deleting the “and” immediately preceding clause (xviii) thereof, and adding immediately prior to the “.” at the end of such Section the following new clauses (xix), (xx) and (xxi):

“; (xix) sales or dispositions pursuant to the Sonneborn Sale, so long as the same is approved by an order of the Bankruptcy Court that is not stayed, reversed or vacated at the time of such sale or disposition; (xx) dispositions pursuant to the PMC Settlement, so long as the same is approved by an order of the Bankruptcy Court that is not stayed, reversed or vacated at the time of such disposition; and (xxi) dispositions pursuant to the Conyers Fire Settlement, so long as the same is approved by an order of the Bankruptcy Court that is not stayed, reversed or vacated at the time of such disposition”.

Chemtura DIP Amendment No. 1

(g)  Clause (u) of the proviso to Section 5.02(j) of the Credit Agreement is hereby amended in full to read as follows:

“(u) the Borrower may make any payment or prepayment or redemption or acquisition for value or any cancellation or other retirement of Pre-Petition Debt or other pre-Petition Date obligations of the Borrower or any Guarantor not to exceed in the aggregate $10,000,000, and the Canadian Debtor may pay intercompany obligations owed by it to CFH, to the extent permitted under Section 5.02(g)(xvii),”.

(h)  Clause (v) of the proviso to Section 5.02(j) of the Credit Agreement is hereby amended in full to read as follows:

“(v) nothing in this Section 5.02(j) shall be construed to prohibit (1) the Borrower from paying antitrust fines and related obligations in an aggregate amount not to exceed the amount of “Anti Trust Payments” set forth in the DIP Budget (as defined in the Existing DIP Agreement) delivered prior to June 24, 2009, (2) the issuance of any Letter of Credit to support any Pre-Petition Debt or other pre-Petition Date obligations of the Borrower or any Guarantor (and the drawing or reimbursement of any such Letter of Credit), to the extent the issuance of such Letter of Credit is otherwise permitted under this Agreement, (3) the Lyondell Property Purchase, (4) the Sonneborn Sale, so long as the same is approved by an order of the Bankruptcy Court that is not stayed, reversed or vacated at such time, (5) the PMC Settlement, so long as the same is approved by an order of the Bankruptcy Court that is not stayed, reversed or vacated at such time, and (6) the Conyers Settlement, so long as the same is approved by an order of the Bankruptcy Court that is not stayed, reversed or vacated at such time,”.

(i)   Section 6.01(s) of the Credit Agreement is hereby amended by inserting immediately after the reference to “Cases” the phrase “(other than Canadian Debtor’s Case)”.

(j)   Section 6.01(v) of the Credit Agreement is hereby amended by inserting immediately prior to the “;” at the end thereof, the following proviso:

“; provided, however, that the commencement by Canadian Debtor of a Case under chapter 11 of the Bankruptcy Code and a recognition proceeding in Canada under the Companies’ Creditors Arrangement Act shall not be an Event of Default under this Section 6.01”.

SECTION 2.     Conditions to Effectiveness.

(a)  This Amendment shall become effective as of the date first above written (the “Effective Date”) when, and only when (i) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, each Guarantor and the Lenders or, as to any such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, (ii) the Borrower shall have paid to the Administrative Agent, for the account of each Lender that has duly executed and delivered to the Administrative Agent a counterpart of this Amendment by no later than 5:00 PM, New York time, July 21, 2010, an amendment fee equal to 0.05% of the aggregate principal amount of Term Advances held by each such Lender, (iii) the Borrower shall have paid to CGMI such other fees related to this Amendment as shall have been previously agreed by the Borrower and CGMI, (iv) the Bankruptcy Court shall have approved the terms of this Amendment, including, without limitation, the payment of all fees and expenses described herein and (v) on the Effective Date, the representations and warranties set forth in Section 3 shall be true.

Chemtura DIP Amendment No. 1

(b)  This Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

SECTION 3.     Representations and Warranties.  Each Loan Party represents and warrants as follows:

(a)  the representations and warranties contained in each Loan Document are true and correct in all material respects (provided that each representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct in all respects) on and as of the Effective Date, immediately before and immediately after giving effect to this Amendment, as though made on and as of the Effective Date, other than any such representations or warranties that, by their terms, refer to a specific date, in which case such representations or warranties were true and correct in all material respects (provided that each such representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language was true and correct in all respects) as of such specific date; and

(b)  on the Effective Date, immediately before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 4.     Reference to and Effect on the Credit Agreement and the Loan Documents.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as further amended by this Amendment.

(b)  The Credit Agreement (including, without limitation, the Guaranty of each Guarantor set forth therein), the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

Chemtura DIP Amendment No. 1

SECTION 5.     Costs and Expenses.  The Borrower agrees to pay within 10 Business Days of demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 6.     Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.     Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]

Chemtura DIP Amendment No. 1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CHEMTURA CORPORATION

By:
Name:
Title:

A & M CLEANING PRODUCTS, LLC
AQUA CLEAR INDUSTRIES, LLC
ASCK, INC.
ASEPSIS, INC.
BIOLAB TEXTILE ADDITIVES, LLC
BIO-LAB, INC.
CNK CHEMICAL REALTY CORPORATION
CROMPTON COLORS INCORPORATED
CROMPTON HOLDING CORPORATION
CROMPTON MONOCHEM, INC.
GREAT LAKES CHEMICAL CORPORATION
GREAT LAKES CHEMICAL GLOBAL, INC.
GT SEED TREATMENT, INC.
HOMECARE LABS, INC.
ISCI, INC.
LAUREL INDUSTRIES HOLDINGS, INC.
KEM MANUFACTURING CORPORATION
MONOCHEM, INC.
NAUGATUCK TREATMENT COMPANY
RECREATIONAL WATER PRODUCTS, INC.
UNIROYAL CHEMICAL COMPANY LIMITED (DELAWARE)
WEBER CITY ROAD LLC
WRL OF INDIANA, INC.

By:
Name:
Title:

Chemtura DIP Amendment No. 1

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG CHEMTURA CORPORATION, THE GUARANTORS PARTY THERETO, THE VARIOUS LENDERS PARTY THERETO AND CITIBANK. N.A., AS ADMINISTRATIVE AGENT

BIOLAB COMPANY STORE, LLC

By:
Name:
Title:

BIOLAB FRANCHISE COMPANY, LLC

By:
Name:
Title:

GLCC LAUREL, LLC

By:
Name:
Title:

Chemtura DIP Amendment No. 1

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG CHEMTURA CORPORATION, THE GUARANTORS PARTY THERETO, THE VARIOUS LENDERS PARTY THERETO AND CITIBANK. N.A., AS ADMINISTRATIVE AGENT

Accepted and agreed:

CITIBANK, N.A.,
as Administrative Agent and as a Lender

By:
Name:
Title:

Chemtura DIP Amendment No. 1

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG CHEMTURA CORPORATION, THE GUARANTORS PARTY THERETO, THE VARIOUS LENDERS PARTY THERETO AND CITIBANK. N.A., AS ADMINISTRATIVE AGENT

Accepted and agreed:

,
as a Lender

By:
Name:
Title:

Chemtura DIP Amendment No. 1